Pension (Details) (Pension Plan, USD $) In Thousands, unless otherwise specified	1 Months Ended
Jun. 30, 2012
Pension Plan
Components of net periodic benefit cost:
Service Cost	$ 0
Interest cost	90
Expected return on assets	(67)
Amortization of transition obligations/(asset)	0
Amortization of prior service cost	(1)
Amortization of actuarial loss	55
Net periodic benefit cost	$ 77